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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: June 2, 2003



                           The Middleton Doll Company
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                                    Wisconsin
                                    ---------
                 (State or other jurisdiction of incorporation)


       811-3787                                           39-1364345
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


W239 N1700 Busse Road, Waukesha, Wisconsin                  53188
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(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (262) 523-4300









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Item 5.  Other Events and Required FD Disclosure.

     On June 2, 2003, The Middleton Doll Company issued a press release announcing its subsidiary, Lee Middleton Original Dolls, Inc., has reduced the prices for all of its Artist Studio Collection dolls. The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

          99.1 Press Release dated June 2, 2003







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 2, 2003                            The Middleton Doll Company

                                               By:      /s/ Susan J. Hauke
                                                        ------------------------
                                                        Susan J. Hauke
                                                        Chief Financial Officer




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INDEX TO EXHIBITS:


Exhibit
Number                Description
-------               -----------

99.1                  Press Release dated June 2, 2003